UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On June 4, 2020, Sabre Corporation (“Sabre”) announced a strategic realignment of its airline and agency-focused businesses, as well as other measures to support the new organizational structure and to reflect the impacts of the COVID-19 pandemic on Sabre’s business and cost structure. These measures include a plan to reduce its global organization workforce that is expected to impact approximately 800 employees, in addition to approximately 400 participants in Sabre’s previously announced voluntary severance and voluntary early retirement programs. Sabre expects to incur total pre-tax restructuring and related charges of approximately $65 million to $85 million during the year ending December 31, 2020 in connection with employee terminations under these measures, substantially all of which represent future cash expenditures for the payment of severance and related benefits costs. This estimate includes a previously announced $25 million charge taken in the first quarter of 2020. This strategic realignment and related actions are expected to be substantially complete by the first half of the third quarter of 2020. Given additional measures implemented with regard to its global workforce, Sabre expects its cost savings for 2020 to now be approximately $275 million. The monthly cash burn rate in a zero bookings environment is still estimated to be approximately $80 million. A copy of the press release regarding this announcement is attached as Exhibit 99.1.

Forward-looking statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “believe,” “could,” “likely,” “expect,” “plan,” “commit,” “guidance,” “outlook,” “anticipate,” “will,” “incremental,” “preliminary,” “forecast,” “continue,” “strategy,” “confidence,” “momentum,” “estimate,” “objective,” “project,” “may,” “should,” “would,” “intend,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, the severity, extent and duration of the global COVID-19 pandemic and its impact on our business and results of operations, financial condition and credit ratings, as well as on the travel industry and consumer spending more broadly, the actions taken to contain the disease or treat its impact, the effect of remote working arrangements on our operations and the speed and extent of the recovery across the broader travel ecosystem, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, including from airlines’ insolvency, suspension of service or aircraft groundings, the timing, implementation and effects of the technology investment and other strategic initiatives, the completion and effects of travel platforms, travel suppliers’ usage of alternative distribution models, exposure to pricing pressure in the Travel Network business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security breaches, failure to adapt to technological advancements, competition in the travel distribution market and solutions markets, implementation of software solutions, reliance on third parties to provide information technology services and the effects of these services, the finalization of an agreement to implement a full-service property management system, the execution, implementation and effects of new or renewed agreements, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, our collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, our ability to recruit, train and retain employees, including our key executive officers and technical employees, the financial and business results and effects of acquisitions, the effects of any litigation and regulatory reviews and investigations, including with respect to these acquisitions, adverse global and regional economic and political conditions, including, but not limited to, economic conditions in countries or regions with traditionally high levels of exports to China or that have commodities-based economies and the effect of “Brexit” and uncertainty due to related negotiations, risks arising from global operations, reliance on the value of our brands, failure to comply with regulations, use of third-party distributor partners, the effects of the implementation of new accounting standards, and tax-related matters, including the effect of the Tax Cuts and Jobs Act. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q filed with the SEC on May 8, 2020, our Annual Report on Form 10-K filed with the SEC on February 26, 2020 and our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 4, 2020.

104	Cover Page Interactive Data File—formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: June 4, 2020	By:	/s/ Douglas E. Barnett
	Name: Title:	Douglas E. Barnett
Executive Vice President and Chief Financial Officer